EXHIBIT 10.51


                                 AMENDMENT NO. 2
                         TO LOAN AND SECURITY AGREEMENT

                  AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT ("AMENDMENT NO. 2") dated as of December 31, 1996, by and among ATLANTIS PLASTICS FILMS, INC., a Delaware corporation ("FILMS"), ATLANTIS PLASTICS INJECTION MOLDING, INC. (formerly known as CYANEDE PLASTICS, INC.), a Kentucky corporation ("MOLDING"), and PIERCE PLASTICS, INC., a Delaware corporation ("PIERCE"), (Films, Molding, and Pierce are herein referred to individually as "DEBTOR" and collectively as "DEBTORS") and THE CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT"), a New York corporation.

                  WHEREAS, Debtors and CIT entered into a Loan and Security Agreement, dated as of April 13, 1995 pursuant to which CIT made a loan to Debtors in the original principal amount not to exceed $15,000,000;

                  WHEREAS, Debtors and CIT entered into a First Amendment to Loan and Security Agreement dated to be effective as of December 31, 1995 (the Loan and Security Agreement, as amended, the "ORIGINAL LOAN AGREEMENT");

                  WHEREAS, pursuant to a letter dated November 12, 1996, CIT agreed to release, and thereby did release, Plastic Containers, Inc. from any and all obligations as a "Debtor" under the Original Loan Agreement; and

                  WHEREAS, CIT and Debtors have agreed to enter into this Amendment No. 2 in order to permit additional Loans to be made pursuant to the terms of the Original Loan Agreement, as amended by the terms hereof;

                  NOW, THEREFORE, in consideration of the premises and in order to induce CIT to amend the Original Loan Agreement, and intending to be bound hereby, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings set forth in the Original Loan Agreement.

         2. AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

         (a) Notwithstanding anything to the contrary contained in the Original Loan Agreement, its terms are hereby amended MUTATIS MUTANDIS, as follows:

         (i) There shall be three additional Loans made. (A) The first two loans ("A Loans") shall be in the aggregate maximum principal amount of $5,000,000.00, and the proceeds of the A Loans shall be used to refinance the purchase of certain used Equipment including used Equipment currently existing as collateral of the General Electric Credit Corporation ("GECC"). The refinancing of the GECC collateral shall be the subject of a separate Loan. The term of the A Loans shall be for sixty (60) months, and the A Loans shall bear interest at a rate per annum equal, at the Debtor's option, to the Treasury Rate plus 2.00% or the LIBOR Rate plus 2.00%. If the interest rate initially chosen is based on the LIBOR Rate, the Debtors shall have until December 31, 1997, to elect to convert the A Loans to Loans bearing an interest rate equal to the Treasury Rate plus 2.00%, all pursuant to the applicable terms of Subsection 2.2(b) of the Original Loan Agreement. The A Loans shall be evidenced by a note ("A Note") substantially in the form of Exhibit A (Fixed Interest Rate) or Exhibit A-1 (Floating Interest Rate) attached hereto.

         (B) The third loan ("B Loan") shall be in the maximum principal amount of $2,500,000.00, and the proceeds of the B Loan shall be used to finance the purchase of certain new Equipment which CIT shall have found acceptable in its sole discretion. The term of the B Loan shall be for eighty-four (84) months, and the B Loan shall bear interest at a rate per

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         annum equal, at the Debtors' option, to the Treasury Rate plus 2.00% or the LIBOR Rate plus 2.00%. If the interest rate intially chosen is based on the LIBOR Rate, the Debtors shall have until December 31, 1997, to elect to convert the B Loan to a Loan bearing an interest rate equal to the Treasury Rate plus 2.00%, all pursuant to the applicable terms of Subsection 2.2(b) of the Original Loan Agreement. The B Loan shall be evidenced by a note ("B Note") substantially in the form of Exhibit B (Fixed Interest Rate) or Exhibit B-1 (Floating Interest Rate) attached hereto.

         (iii) The Debtors shall likewise have until December 31, 1997, to convert any Drawdowns made before January 1, 1996, to a Loan or Loans ("C Loan") bearing an interest rate equal to the Treasury Rate plus 2.25%, all pursuant to the applicable terms of Subsection 2.2(b) of the Original Loan Agreement. The C Loan shall be evidenced by a Note ("C Note") substantially in the form of Exhibit C attached hereto.

         (b)(i) For purposes of the A Loans and any C Loan the original term of which was five (5) years the term "Treasury Rate" shall be defined as follows:

                  "TREASURY RATE" shall mean with respect to the Loan if Debtors elect a Fixed Interest Rate, the rate per annum equal to the yield to maturity for the U.S. Treasury security having a remaining term to maturity closest to three (3) years as at the close of business of the third Business Day prior to the conversion of the interest rate, as reported on page 5 ("U.S. Treasury and Money Markets") of the information provided by Telerate Systems Incorporated.

         (ii) For purposes of the B Loan and any C Loan the original term of which was seven (7) years the term "Treasury Rate" shall be defined as follows:

                  "TREASURY RATE" shall mean with respect to the Loan if Debtors elect a Fixed Interest Rate, the rate per annum equal to the yield to maturity for the U.S. Treasury security having a remaining term to maturity closest to five (5) years as at the close of business of the third Business Day prior to the conversion of the interest rate, as reported on page 5 ("U.S. Treasury and Money Markets") of the information provided by Telerate Systems Incorporated.

         (c) Subsection 9.4 of the Original Loan Agreement is hereby amended in its entirety to read as follows:

                  9.4 COMMITMENT FEE. CIT acknowledges receipt from Guarantor of a commitment fee in the amount of $75,000 (the "Commitment Fee"). CIT agrees to refund the Commitment Fee to Guarantor, after the expiration of the commitment period hereunder and completion by CIT of all follow-up matters related to the transactions contemplated hereby, such refund to be, however, net any out-of-pocket fees, costs, disbursements and expenses incurred by CIT in connection with the transactions contemplated hereby.

         (d) CIT's obligation to make any Loan pursuant to this Amendment No. 2 shall terminate on March 31, 1997.

3. REPRESENTATIONS AND WARRANTIES. In order to induce CIT to enter into this Amendment No. 2, each Debtor represents and warrants to CIT for itself as follows:

         (a) REAFFIRMATION. Debtor hereby repeats each of the representations and warranties set forth in the Original Loan Agreement, except as otherwise amended by this Amendment No. 2 as if set

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forth at length herein.

         (b) POWER AND AUTHORITY. Debtor has full corporate power, authority and legal right to execute and deliver this Amendment No. 2 and the A Note and B Note and to perform its obligations hereunder and thereunder.

         (c) FINANCIAL CONDITION OF DEBTORS AND GUARANTOR. The financial statements of each Debtor and Guarantor as at and for the period ended ___________________, 1996, copies of which have heretofore been delivered to CIT, are complete and correct, have been prepared in accordance with generally accepted accounting principles, and present fairly the financial position of each Debtor and Guarantor, respectively, as at said dates and the results of its operations for the period ended on said dates. There are no known material contingent liabilities or material liabilities for taxes which are not reflected in said financial statements or the notes thereto and there has been no material adverse change in the financial condition, business or operations of any Debtor or Guarantor since said dates.

         (d) REAFFIRMATION OF SECURITY INTEREST. The first and only lien on and security interest granted by Debtors to CIT in the Collateral shall continue in full force and effect and shall continue to secure all Obligations including, without limitation, the Obligations of Debtors incurred pursuant to this Amendment No. 2.

         (e) NO DEFAULTS. Upon the effectiveness of this Amendment No. 2, no Default or Event of Default shall exist under the Original Loan Agreement, as amended hereby, and no default or event of default shall exist under any agreement of Guarantor and/or Debtors or any of their respective affiliates with Heller Financial, Inc. or National City Bank, Northeast.

4. CONDITIONS PRECEDENT TO EFFECTIVE OF AMENDMENT NO. 2. This Amendment No. 2 shall become effective on the date on which all of the following conditions precedent have been fulfilled:

         (a) CIT shall have received this Amendment No. 2 duly executed by each Debtor and Guarantor.

         (b) CIT shall have received the Supplements and the A Note and the B Note, duly executed by Debtors.

         (c) Debtors shall have received from Heller Financial, Inc., GECC, National City Bank, Northeast, and any other necessary party waivers of all events of default arising under the agreements between each such lender and Guarantor and its subsidiaries and all necessary lien releases.

5.  MISCELLANEOUS.

         (a) COUNTERPARTS. This Amendment No. 2 may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (b) CONSTRUCTION. Any provision of this Amendment No. 2 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, each Debtor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         (c) NO FURTHER WAIVERS. Except as expressly amended hereby, the Original Loan Agreement, all representations, warranties, terms, covenants an conditions of the Original Loan Agreement, the Original Note, the Contribution Agreement, each of the Drawdown Requests and Progress Payment Certificates shall remain unamended and not waived and shall continue to be in full force and effect. No amendment of any provision of this Amendment No. 2 shall be effective unless it is in writing and signed by each Debtor and CIT , and no waiver of any provision of this Amendment No. 2, nor

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consent to any departure by Debtors therefrom, shall be effective unless it is in writing and signed by CIT, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No failure on the part of CIT to exercise, and no delay in exercising, any right, power or privilege hereunder or under the Original Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of CIT provided herein are cumulative and are in addition to, not exclusive of, any rights or remedies provided by law.

         (d) INDEMNITY. Debtors, jointly and severally agree to pay, indemnify and hold harmless CIT and its affiliates from and against any and all claim, losses, obligation, damages, penalties, actions, judgments, suits, liabilities and out-of-pocket costs and disbursements (including, without limitation, the reasonable fees, disbursements and other charges of counsel to CIT, including attorney's fees and legal expenses incurred by CIT in the collection or enforcement of its rights hereunder, under the Original Loan Agreement or in connection with any bankruptcy proceeding involving any Debtor or Guarantor and/or the Equipment, including relief from stay motions, cash collateral disputes, assumption/rejection motions and disputes concerning any proposed disclosure statement and plan proposed during any such case).

         (e) TRIAL BY JURY; JURISDICTION. EACH DEBTOR AND CIT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT NO. 2 OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY DEBTORS IN CONNECTION HEREWITH. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of December __, 1996.

ATLANTIS PLASTIC FILMS, INC.

By: /s/
   ------------------------------
Title:
      ---------------------------

ATLANTIS PLASTICS INJECTION MOLDING, INC.

By: /s/
   ------------------------------
Title:
      ---------------------------


PIERCE PLASTICS, INC.

By: /s/
   ------------------------------
Title:
      ---------------------------

THE CIT GROUP/EQUIPMENT
FINANCING, INC.

By: /s/
   ------------------------------
Title:
      ---------------------------

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Guarantor hereby agrees with the foregoing and ratifies and reaffirms its
Guaranty, including the First Amendment and Ratification of Guaranty, dated to be effective as of December 31, 1995.

ATLANTIS PLASTICS, INC.

By: /s/
   --------------------------------
Title:
      -----------------------------




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